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                                                                Exhibit 10.19(c)

                        FIRST AMENDMENT TO OFFICE LEASE

          THIS FIRST AMENDMENT TO OFFICE LEASE ("First Amendment") is made and entered into as of the 12th day of September, 1996, by and between Beverly Mercedes Place, Ltd., a California Limited Partnership ("Landlord"), and Playboy Enterprises, Inc., a Delaware corporation ("Tenant").

                                R E C I T A L S
                                ---------------

          A. Landlord and Tenant have executed that certain Office Lease dated July 25, 1991 ("Lease").

          B. Tenant and Landlord desire to modify the Lease in accordance with the terms and conditions contained in this First Amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Option to Expand.
               ----------------
          (a) The phrase "not later than nine (9) months prior to the end of the sixtieth (60th) month of the Lease Term" in the 12th and 13th lines of Paragraph 76(a) of the Lease is hereby deleted and the following phrase is inserted in its place "not later than June 30, 2000".

          (b)  Paragraph 76(b)(v) of the Lease is hereby deleted.

          (c)  Paragraph 76(d) is hereby inserted into the Lease:

               "(d) In the event that the Expansion Space becomes available prior to June 30, 2000, then the Expansion Option shall terminate and, in lieu thereof, Landlord hereby grants Tenant the right ("Expansion First Right") to Lease the Expansion Space upon the terms and conditions set forth in Paragraphs 76(a) and 76(b). Landlord shall give Tenant written notice of the Expansion Space becoming available. Within thirty (30) days after receipt of such notice, Tenant must give Landlord written notice pursuant to which Tenant shall elect to: (i) lease the Expansion Space upon the terms and conditions set forth in Paragraphs 76(a) and 76(b); or (ii) refuse to lease the Expansion Space. In the event that Tenant does not so respond in writing to Landlord's notice within said period, Tenant shall be deemed to have elected clause (ii) above. Notwithstanding anything to the contrary contained herein, upon a refusal by Tenant to lease the Expansion Space offered to Tenant as provided for above, Tenant shall no longer have any right to lease the Expansion Space."

          2. Definitions. Except as otherwise set forth herein, all defined terms shall have the same meaning as set forth in the Lease.
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          3.   No Other Modification.  Except as expressly stated herein, the
Lease, together with any and all exhibits thereto, shall remain unmodified and in full force and effect.

          The parties hereto have executed this First Amendment and made it effective as of the day and year first above written.

                                  Landlord:
                                  --------


                                  Beverly Mercedes Place, Ltd., a California
                                  Limited Partnership


                                  By:  Silver Star, Inc., a California
                                       corporation

                                       By:  /s/ Ross S. Gilbert
                                            ---------------------
                                       Title:  President
                                               -------------------

                                  Tenant:
                                  ------

                                  Playboy Enterprise, Inc., a Delaware
                                  corporation


                                  By:  /s/ Howard Shapiro
                                       ---------------------
                                  Title:  Executive V.P.
                                          ------------------


                                      -2-
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                     [PLAT OF CONSOLIDATION APPEARS HERE]
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                 [BLUEPRINT OF FIRST FLOOR PLAN APPEARS HERE]
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                 [BLUEPRINT OF SECOND FLOOR PLAN APPEARS HERE]